UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 28, 2010

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants’ telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On October 28, 2010, IDACORP, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended September 30, 2010.  A copy of the press release is attached as Exhibit 99.1.  On the same day, members of the Company’s management will hold a financial teleconference to discuss the financial results.  The presentation attached as Exhibit 99.2 will accompany management’s comments on the teleconference.

The information in this report, including the press release and financial teleconference presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The exhibits hereto contain business segment information for Idaho Power Company.  Accordingly, this report is also being furnished on behalf of such registrant.

Certain statements contained herein, including statements with respect to future earnings, ongoing operations, and financial conditions, are forward-looking statements within the meaning of federal securities laws and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  Although IDACORP, Inc. and Idaho Power Company believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Factors that could cause actual results to differ materially from the forward-looking statements include:  the effect of regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission, and the Federal Energy Regulatory Commission affecting Idaho Power Company’s ability to recover costs and/or earn a reasonable rate of return, including, but not limited to, the recovery or disallowance of costs that have been deferred, financings, allowed rates of return, electricity pricing and price structures, acquisition and disposal of assets and facilities, and current or prospective wholesale and retail competition; changes in and compliance with state and federal laws, policies, and regulations, including new interpretations by regulatory and oversight bodies, which include the Federal Energy Regulatory Commission, the North American Electric Reliability Corporation, the Western Electricity Coordinating Council, the Idaho Public Utilities Commission, the Oregon Public Utility Commission, and the Department of Energy of existing policies and regulations that affect the cost of compliance, investigations and audits, penalties, and costs of remediation that may or may not be recoverable through rates; changes in tax laws or related regulations or new interpretations of applicable law by the Internal Revenue Service or state and local taxing jurisdictions, and the availability and use by IDACORP, Inc. or Idaho Power Company of any tax credits; litigation and regulatory proceedings, including those resulting from the energy situation in the western United States and the Snake River Basin water rights adjudication, and penalties, settlements, or awards that influence business and profitability; changes in and costs of compliance with laws, regulations, and policies relating to the environment, natural resources, and endangered species and the adoption of laws and regulations addressing greenhouse gas emissions, global climate change, and energy policies, particularly with respect to coal-fired generation facilities, intended to mitigate carbon dioxide, mercury, and other emissions; increases in capital expenditures and potential reductions in generation capacity as a result of regulatory conditions that may be imposed on hydroelectric power generating plant license renewals, or the non-renewal of such licenses; global climate change and regional weather variations affecting customer demand and hydroelectric generation; over-appropriation of surface and groundwater in the Snake River Basin, including proposals for use of water in the Snake River Basin for aquifer recharge, resulting in reduced generation at hydroelectric facilities; construction of power generation, transmission, and distribution facilities, including an inability to obtain required governmental permits and approvals, rights-of-way, and siting, and risks related to contracting, construction, and start-up; delays and cost increases in connection with the construction or modification of generating facilities and other capital projects, which could result in the disallowance of recovery of certain costs pursuant to the rate determination process; operation of power generating facilities, including performance below expected levels, breakdown or failure of equipment, forced outages, availability of electrical transmission capacity, and the availability of water for hydroelectric power generation, natural gas, coal, and diesel for power generation at thermal plants, and wind conditions for wind power generation, and the delivery infrastructures associated with those power generation facilities; changes in operating expenses and capital expenditures, including costs and availability of materials, fuel, and commodities, and their impact on Idaho Power Company’s ability to meet required loads and on the wholesale energy market in the western United States; blackouts or other disruptions of Idaho Power Company’s transmission system or the western interconnected transmission system; population growth rates and changes in residential, commercial, and industrial growth and demographic patterns within Idaho Power Company’s service area; the continuing effects of weak economies in the states of Idaho and Oregon and in the United States, including decreased demand for electricity and reduced revenue from sales of excess energy during periods of low wholesale market prices, impaired financial soundness of vendors and service providers, and elevated levels of uncollectible customer accounts; market prices and demand for energy, including structural market changes; reductions in credit ratings, which could adversely impact access to capital markets and would require the posting of additional collateral to counterparties pursuant to existing power purchase and other arrangements; increases in uncollectible customer receivables, and the effectiveness of Idaho Power Company’s risk management policies concerning the creditworthiness of third parties; results of financing efforts, including the ability to obtain financing or refinance existing debt when necessary or on favorable terms, which can be affected by factors such as credit ratings, volatility in the financial markets, and other economic conditions; increases in the costs associated with Idaho Power Company’s energy commodity and other derivative instruments, and potential higher costs of hedging activities due to governmental regulation; performance of the stock market, interest rates, credit spreads, inflation, and other financial market conditions, as well as changes in government regulations, which affect, among other things, the cost of capital and the ability to access the capital markets, indebtedness obligations, the amount and timing of required contributions to pension plans, and the reported costs of providing pension and other postretirement benefits; increases in health care costs and the resulting effect on medical benefits paid for employees; increasing costs of insurance, changes in coverage terms, and the ability to obtain insurance on reasonable terms or at all; the occurrence of events that affect homeland security, and acts of war or terrorism; weather and other natural phenomena such as earthquakes, floods, droughts, lightning, wind, and fire, which, in addition to affecting customer demand for power, could significantly affect the ability and cost to procure adequate supplies of fuel or power to serve customers, and could increase the costs to prevent destruction of and maintain Idaho Power Company’s generating facilities, transmission and distribution systems, and other infrastructure; adoption of or changes in accounting policies, principles, or estimates; unionization, or the attempt to unionize, all or part of the companies’ workforce, and the resulting effects on production, profitability, and operations; and new accounting or Securities and Exchange Commission or New York Stock Exchange requirements, or new interpretations or application of existing requirements.  Any such forward-looking statements should be considered in light of such factors and others noted in the companies’ Annual Report on Form 10-K for the year ended December 31, 2009, subsequent Quarterly Reports on Form 10-Q, and other reports on file with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which such statement is made.  New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.  The following exhibits are being furnished as part of this report.

Exhibit No.	Description

99.1	IDACORP, Inc. Press Release dated October 28, 2010
99.2	IDACORP, Inc. 3rd Quarter 2010 Financial Teleconference Presentation dated October 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  October 28, 2010

IDACORP, Inc.

By: /s/ Darrel T. Anderson

Darrel T. Anderson

Executive Vice President –

Administrative Services

and Chief Financial Officer

IDAHO POWER COMPANY

By: /s/ Darrel T. Anderson

Darrel T. Anderson

Executive Vice President –

Administrative Services

and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	IDACORP, Inc. Press Release dated October 28, 2010
99.2	IDACORP, Inc. 3rd Quarter 2010 Financial Teleconference Presentation dated October 28, 2010.